                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20579



                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  June 9, 1995



                          SOFTKEY INTERNATIONAL INC.
- --------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




Delaware                           0-13069                            94-2562108
- --------------------------------------------------------------------------------
(STATE OR OTHER                 (COMMISSION                        (IRS EMPLOYER
 JURISDICTION OF                 FILE NUMBER)                IDENTIFICATION NO.)
 INCORPORATION)



One Athenaeum Street, Cambridge, MA                                        02142
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)




Registrant's telephone number, including area code: (617) 494-1200



                                     N/A
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

 Total Number of Pages:  4.  Exhibit Index Appears on Page 2.

Item 5.  Other Events.
         ------------

         On June 9, 1995, SoftKey International Inc., a Delaware corporation (the "Company"), announced the filing of a registration statement for a public offering of 2,424,044 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"). Of the shares of Common Stock to be offered, 2,000,000 will be sold by the Company and 424,044 will be sold by certain of its existing stockholders. In addition, the Company will grant the underwriters a 30-day option to purchase up to 363,607 shares of Common Stock. The press release announcing the filing of the registration statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

              (c)  Exhibits.
                   ---------

                   99.1       Press Release dated June 9, 1995

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               SOFTKEY INTERNATIONAL INC.
                                               --------------------------
                                               (Registrant)


                                               By: /s/ R. Scott Murray
                                                   -----------------------
                                                   R. Scott Murray
                                                   Chief Financial Officer



June 12, 1995
- ------------------
(Date)






































                                      3